UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement	☒	Definitive Additional Materials

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CURIS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

CURIS, INC.

** IMPORTANT NOTICE **

Regarding the Internet Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Stockholder Meeting to be held on 06/03/09

Proxy Materials Available

Notice and Proxy Statement

Annual Report

The proxy statement and annual report to security holders are available at www.proxyvote.com

PROXY MATERIALS—VIEW OR RECEIVE

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

Please make the request as instructed below on or before 05/20/09 to facilitate timely delivery.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

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2) BY TELEPHONE—1-800-579-1639

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type: Annual

Meeting Date: 06/03/09

Meeting Time: 10:00 A.M., local time

For holders as of: 04/06/09

Meeting Location:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

Meeting Directions :

For Meeting Directions, Please Call:

617-526-6000

Link: http://www.wilmerhale.com

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time June 2, 2009. Have your notice in hand when you access the web site and follow the instructions.

By Subway

WilmerHale is located at 60 State Street in the financial district of downtown Boston across the street from the State Street MBTA stop on the Blue and Orange lines. The main reception area is on the 26th floor.

By Car From the West

Mass Pike (I -90)

Take Exit 24B into Liberty Tunnel, stay in right lane. Take Exit 23, Government Center, stay in left lane. At the end of the exit ramp, turn left onto Surface Road. Turn right onto State Street from Surface Road.

Proceed up State Street to Merchants Row (Citizens Bank on corner). Take right onto Merchants Row and proceed to end of street. Take a left into garage, take ticket, proceed to public parking area.

From the South

Route 93N (Fitzgerald/Southeast Expressway) Proceed through Liberty Tunnel, stay in right lane. Take Exit 23, Government Center, stay in left lane. At the end of the exit ramp, turn left onto Surface Road. Turn right onto State Street from Surface Road.

Proceed up State Street to Merchants Row (Citizens Bank on corner). Take right onto Merchants Row and proceed to end of street. Take a left into garage, take ticket, proceed to public parking area.

From the North

Route 93S

From Route 93S proceed over Zakim Bridge into tunnel. Take exit 24A, Government Center.

Follow signs for Aquarium/Financial District.

At end of exit bear left and proceed onto Surface Road. Take right from Surface Road onto State Street.

Proceed up State Street to Merchants Row (Citizens Bank on corner). Take right onto Merchants Row and proceed to end of street. Take a left into garage, take ticket, proceed to public parking area.

From Logan Airport

Exit airport following signs for Ted Williams Tunnel. Take Exit 24 to I-93 North.

Take Exit 23, Government Center, stay in left lane. At the end of the exit ramp, turn left onto Surface Road. Turn right onto State Street from Surface Road.

Proceed up State Street to Merchants Row (Citizens Bank on corner). Take right onto Merchants Row and proceed to end of street. Take a left into garage, take ticket, proceed to public parking area.

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Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2.

1. ELECTION OF DIRECTORS

Nominees:

01) James R. McNab, Jr.

02) James R. Tobin

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year.

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